UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2024

Central Index Key Number of the issuing entity: 0002022503

BANK5 2024-5YR7

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-08	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 8.01. Other Events.

On June 13, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK5 2024-5YR7, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR7 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class X-G, Class X-J, Class D, Class E, Class F, Class G, Class J, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 37 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 3, 2024, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 3, 2024, between the Registrant and BANA; certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 3, 2024, between the Registrant and MSMCH; and certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 3, 2024, between the Registrant and JPMCB.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Marriott Anaheim	N/A	Exhibit 99.5
Cira Square	N/A	Exhibit 99.6
Saks Beverly Hills	N/A	Exhibit 99.7
488 Madison	N/A	Exhibit 99.8
Jordan Creek Town Center	Exhibit 4.2	Exhibit 99.9
Kenwood Towne Centre	Exhibit 4.2	Exhibit 99.10
Wildwood Center	Exhibit 4.3	Exhibit 99.11
Pleasanton Corporate Commons	N/A(1)	Exhibit 99.12
Gallup HQ	N/A(1)	Exhibit 99.13
Columbus Business Park	Exhibit 4.4(2)	Exhibit 99.14

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the BMARK 2024-V7 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a primary servicer with respect to two (2) mortgage loans, representing approximately 7.8% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of May [_], 2024 and attached hereto as Exhibit 99.15, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 3, 2024, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 3, 2024, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Wells Fargo, BANA, Morgan Stanley Bank, N.A. and JPMCB (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of June 3, 2024, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 3, 2024 and filed with the Securities and Exchange Commission on June 5, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc., Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of May 1, 2024, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Computershare Trust Company, National Association as certificate administrator and trustee.
4.3	Pooling and Servicing Agreement, dated as of March 1, 2024, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and Computershare Trust Company, National Association as certificate administrator and trustee.
4.4	Pooling and Servicing Agreement, dated as of May 1, 2024, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and Computershare Trust Company, National Association as certificate administrator and trustee.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 3, 2024.
99.1	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.5	Agreement Between Note Holders, dated as of May 17, 2024, by and among Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the Marriott Anaheim Whole Loan.
99.6	Agreement Between Note Holders, dated as of May 6, 2024, by and between Bank of America, N.A., as initial note A-1, note A-2, note A-3 and note A-4 holder, and Bank of America, N.A., as initial note B holder, relating to the Cira Square Whole Loan.

99.7	Co-Lender Agreement, dated as of April 30, 2024, by and between DBR Investments Co. Limited, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Saks Beverly Hills Whole Loan.
99.8	Agreement Between Note Holders, dated as of May 14, 2024, by and among Morgan Stanley Bank, N.A., as initial note A-1 holder, Deutsche Bank AG, New York Branch, as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 488 Madison Whole Loan.
99.9	Agreement Between Note Holders, dated as of February 1, 2024, by and among Morgan Stanley Bank, N.A., as initial note A-1, note A-2, note A-3 holder and note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-5, note A-6 holder, note A-7 and note A-8 holder, Barclays Capital Real Estate Inc., as initial note A-9, note A-10 and note A-11 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Jordan Creek Town Center Whole Loan.
99.10	Co-Lender Agreement, dated as of February 9, 2024, by and among Wells Fargo Bank, National Association, as initial note A-1-1, note A-1-2, note A-1-3 and note A-1-4 holder, Goldman Sachs Bank USA, as initial note A-2-1, note A-2-2 and note A-2-3 holder, Societe Generale Financial Corporation, as initial note A-3-1, note A-3-2 and note A-3-3 holder, and Wells Fargo Bank, National Association, as initial agent, relating to Kenwood Towne Centre Whole Loan.
99.11	Co-Lender Agreement, dated as of March 19, 2024, by and between BSPRT CMBS Finance, LLC, as initial note A-1 holder, and BSPRT Finance Sub-Lender II, LLC, as initial note A-2, note A-3, note A-4 and note A-5 holder, relating to the Wildwood Center Whole Loan.
99.12	Agreement Between Note Holders, dated as of May 6, 2024, by and among Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, and Bank of America, N.A., as initial note A-4 holder, relating to the Pleasanton Corporate Commons Whole Loan.
99.13	Co-Lender Agreement, dated as of April 30, 2024, by and between DBR Investments Co. Limited, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Gallup HQ Whole Loan.
99.14	Agreement Between Note Holders, dated as of May 20, 2024, by and among JPMorgan Chase Bank, National Association., as initial note A-1 holder, 3650 REIT Warehouse Facility Entity 2C LLC, as initial note A-2-A holder, and Bank of Montreal, as initial note A-2-B holder, relating to the Columbus Business Park Whole Loan.
99.15	Primary Servicing Agreement, dated as of June 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: June 5, 2024

BANK5 2024-5YR7 – Form 8-K